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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

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       Date of Report (Date of Earliest Event Reported): December 1, 1997



                            OPPENHEIMER CAPITAL L.P.
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               (Exact Name of Registrant as Specified in Charter)


        DELAWARE                       1-9597                   13-3412614
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(State or Other Jurisdiction        (Commission               (IRS Employer
    of Incorporation)               File Number)            Identification No.)


800 NEWPORT CENTER DRIVE, NEWPORT BEACH, CA                       92660
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 (Address of Principal Executive Offices)                       (Zip Code)


       Registrant's Telephone Number, including Area Code: (714) 717-7022



    Oppenheimer Tower, One World Financial Center, New York, New York 10281
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         (Former Name or Former Address, if Changed Since Last Report)

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ITEM 7.

(c)     Exhibits

        Exhibit No.     Description of Exhibits
        -----------     -----------------------

           3.1 Amendment to Amended and Restated Limited Partnership Agreement of Oppenheimer Capital, L.P. (Incorporated by reference to Exhibit 3.1.5 of the Registrant's Registration Statement No. 333-39585 on Form S-1)


ITEM 8. CHANGE IN FISCAL YEAR

        On December 1, the Registrant, pursuant to an amendment to its Amended and Restated Agreement of Limited Partnership, determined to change its fiscal year to a calendar year. Accordingly, the Registrant's fiscal year will now end December 31 instead of April 30. The form on which the report covering the transition period will be filed will be the Registrant's Form 10-K for the period ended December 31, 1997.



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                                   SIGNATURES


        Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 12, 1997                 PIMCO ADVISORS L.P.

                                         By: /s/ ROBERT FITZGERALD
                                             ------------------------------
                                                 Robert Fitzgerald
                                                 Chief Financial Officer



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